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                                                                    EXHIBIT 23.6

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (333-01574), (333-12789) and (333-24581); Form S-3
(333-10383) and (333-14025); and on Form S-4 (333-13133) of our report dated
March 6, 1996 appearing in the U.S. Office Products Company's Annual Report on Form 10-K for the year ended April 26, 1997.

                                          HERTZ, HERSON & COMPANY, LLP

New York, New York
July 1, 1997